SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant ☒                            Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

SUMMIT FINANCIAL SERVICES GROUP, INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date Filed:

SUMMIT FINANCIAL SERVICES GROUP, INC.

980 North Federal Highway, Suite 310

Boca Raton, Florida 33432

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 13, 2006

To Our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Summit Financial Services Group, Inc., a Florida corporation, will be held on Wednesday, December 13, 2006 at 11:00 a.m. Eastern Time at 350 East Las Olas Blvd., Suite 1600, Fort Lauderdale, Florida, 33301, for the following purposes, as described in the attached Proxy Statement:

1. To elect five members to our Board of Directors to hold office until our next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2. To consider and act upon a proposal to amend our Amended and Restated Articles of Incorporation, to increase the number of authorized shares of common stock from 60,000,000 to 100,000,000 shares, $.0001 par value per share;

3. To consider and act upon a proposal to adopt our 2006 Incentive Compensation Plan;

4. To ratify the appointment of Moore Stephens Lovelace, P.A., as our independent public accountants for the fiscal year ending December 31, 2006; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on November 21, 2006, as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

By	Order of the Board of Directors

/s/ Marshall T. Leeds
Marshall T. Leeds, Chairman,
Chief Executive Officer and President

Boca Raton, Florida

November 24, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

SUMMIT FINANCIAL SERVICES GROUP, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

Summit Financial Services Group, Inc. (“Summit” or the “Company”) is furnishing you this Proxy Statement on behalf of its Board of Directors to solicit proxies for its Annual Meeting of Shareholders (the “Annual Meeting”), and any adjournments or postponements of the Annual Meeting. We plan to hold the Annual Meeting on Wednesday, December 13, 2006 at 11:00 a.m. Eastern Time at 350 East Las Olas Blvd., Suite 1600, Fort Lauderdale, Florida, 33301. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting, and the enclosed Form of Proxy are first being sent to shareholders is on or about November 24, 2006. The Company’s Annual Report on Form 10-KSB (the “Annual Report”), will be mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting materials. The Company’s principal executive offices are located at 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432.

Matters To Be Considered at the Annual Meeting

At the Annual Meeting, holders of our common stock will consider and vote upon proposals:

•	to elect five members to our Board of Directors to hold office until our next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

•	to amend our Amended and Restated Articles of Incorporation, to increase the number of authorized shares of common stock from 60,000,000 to 100,000,000 shares, $.0001 par value per share;

•	to adopt our 2006 Incentive Compensation Plan;

•	to ratify the appointment of Moore Stephens Lovelace, P.A., as our independent public accountants for the fiscal year ending December 31, 2006; and

•	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Outstanding Shares; Voting Rights

The Board of Directors has set the close of business on November 21, 2006, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. The common stock is the only class of securities of the Company entitled to vote. Each share of common stock has one vote. Only shareholders of record as of the close of business as of the record date will be entitled to vote. A list of shareholders entitled to vote at the Annual Meeting will be available at our executive offices, 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432, for a period of ten days prior to the Annual Meeting for examination by any shareholder. As of the record date, there were 28,210,075 shares of common stock issued and outstanding, and 125,000 shares of non-voting Series A Convertible Preferred Stock (the “Series A Preferred Stock”) issued and outstanding.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting us to conduct business at the Annual Meeting. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of a quorum, but will not be counted as votes cast “for” or “against” any given matter. If less than a majority of outstanding shares of common stock entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

The affirmative vote, either in person or by proxy, of a plurality of the votes cast at the Annual Meeting is required for the election of the directors. This means that nominees who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked to “Withhold Authority” with respect to the election of one or more nominees for director will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

The affirmative vote (either in person or by proxy) of a majority of the outstanding shares of the Company’s common stock will be required for the approval of the amendment to our Amended and Restated Articles of Incorporation and for the approval of our 2006 Incentive Compensation Plan. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters, and thus have the same effect as negative votes. A properly executed proxy marked “Abstain” with respect to any proposal will not be voted for such proposal, although it will be counted for purposes of determining whether there is a quorum.

The affirmative vote (either in person or by proxy) of a majority of the shares of our common stock present at the Annual Meeting will be required for the ratification of our independent public accountants. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matter, and thus will have the same effect as negative votes. A properly executed proxy marked “Abstain” with respect to this matter will not be voted for the ratification, although it will be counted for purposes of determining whether there is a quorum.

As of the record date, our directors and executive officers beneficially owned 9,534,927 shares of common stock (including shares that a director and/or executive officer does not own of record, but with respect to which a director and/or executive officer holds a proxy), representing approximately 33.8% of the outstanding shares of common stock entitled to vote at the Annual Meeting. Such persons have indicated to us that they intend to vote all of their shares of common stock in favor of all of the proposals described above. In addition, Antares Capital Fund III Limited Partnership (“Antares”) has indicated that it intends to vote its 4,000,000 shares of common stock (or approximately 14.2% of the outstanding shares of common stock entitled to vote at the Annual Meeting) in favor of all of such proposals. Accordingly, it is anticipated that the holders of a total of 13,534,927 shares of common stock, or approximately 48.0% of the outstanding shares of common stock entitled to vote at the Annual Meeting, will vote for all of the proposals described above, thus virtually ensuring the approval of such proposals.

Shares of common stock represented by a properly executed proxy received in time to permit its use at the Annual Meeting and any adjournments or postponements thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares of common stock represented by the proxy will be voted (a) FOR the election of all five nominees for director, (b) FOR the proposal to amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, (c) FOR the proposal to approve our 2006 Incentive Compensation Plan, and (d) FOR the ratification of our independent public accountants. We do not anticipate that any of our nominees will be unavailable for election and we do not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with the recommendations of management, unless such authority has been withheld.

You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

Revocability of Proxies

If you grant a proxy, you may revoke your proxy at any time until it is voted by:

•	delivering a notice of revocation to the attention of Steven C. Jacobs, Executive Vice President, Chief Financial Officer and Secretary, Summit Financial Services Group, Inc., 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432;

•	submitting a proxy with a later date prior to the Annual Meeting; or

•	appearing at the Annual Meeting, revoking the proxy and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy that you submitted prior to the Annual Meeting.

Solicitation of Proxies

The enclosed proxy is solicited on behalf of our Board of Directors. We will bear the cost of the solicitation of proxies and will solicit proxies by mail. In addition, our directors, officers and employees may solicit proxies from shareholders by telephone, in person or any other lawful means. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of common stock held of record by those persons, and we will reimburse them for reasonable out-of-pocket expenses.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of October 1, 2006, with respect to the beneficial ownership of common stock by: (i) each executive officer named in the Summary Compensation Table, set forth below; (ii) each director; (iii) each shareholder known by us to be the beneficial owner of more than 5% of the Company’s common stock; and (iv) all executive officers and directors as a group.

Name of Beneficial Owner(1)	No. of Shares		Percentage(2)
Marshall T. Leeds	15,394,927	(3)	44.8%
Richard Parker	3,421,927	(4)	11.9%
Steven C. Jacobs	1,300,500	(5)	4.4%
Sanford B. Cohen	80,000	(6)	*
Paul D. DeStefanis	240,000	(7)	*
William L. Harvey	45,000	(8)	*
Antares Capital Fund III Limited Partnership(9)	4,000,000		14.2%
The Equity Group Inc. Profit Sharing Plan & Trust(10)	1,600,000	(10)	5.7%
All executive officers and directors as a group (5 persons)	17,060,427	(11)	47.7%

*	Represents less than 1.0% of the issued and outstanding shares of common stock of the Company.

(1)	Unless otherwise noted, the address of each person or entity listed is 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432.

(2)	Based on 28,210,075 shares outstanding on October 1, 2006, and those additional shares deemed to be outstanding as to a particular person in accordance with applicable law and/or regulations. Shares of common stock issuable upon exercise or conversion of outstanding options, warrants or convertible securities that are exercisable within 60 days of October 1, 2006, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Includes: (a) 6,400,000 shares of common stock; (b) 5,640,000 shares of common stock issuable upon exercise of outstanding options which are exercisable within 60 days of October 1, 2006; and (c) 3,354,927 shares of common stock beneficially owned by Richard Parker and his spouse and with respect to which Mr. Leeds has sole voting power pursuant to a certain shareholders’ voting agreement and irrevocable proxy, which shares include: (i) 2,854,927 outstanding shares of common stock beneficially owned by Mr. Parker; and (ii) 500,000 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of October 1, 2006.

(4)	Includes: (i) 2,352,992 shares of common stock; (ii) 466,935 shares of common stock owed jointly with his spouse; (iii) 22,000 shares owned by his spouse; (iv) 500,000 shares of common stock issuable pursuant to stock options exercisable within the next 60 days; and (v) 80,000 shares of common stock he and/or his spouse control as trustees of two foundations and a trust. Mr. Parker’s address is 417 Magnolia Avenue, Melbourne Beach, Florida 32951. Shares beneficially owned by Mr. Parker and set forth in (3) above are included herein.

(5)	Includes 80,000 shares of common stock; 780,500 shares of common stock issuable pursuant to stock options exercisable within the next 60 days; and 440,000 shares of common stock issuable pursuant to currently exercisable warrants.

(6)	Includes 80,000 shares of common stock issuable pursuant to stock options exercisable within the next 60 days.

(7)	Includes 200,000 shares of common stock and 40,000 shares of common stock issuable pursuant to stock options exercisable within the next 60 days.

(8)	Includes 45,000 shares of common stock issuable pursuant to stock options exercisable within the next 60 days.

(9)	Address: 9999 N.E. 2 Avenue, Suite 306, Miami Shores, Florida 33138. Antares is a Delaware limited partnership whose general partner is Antares Capital Partners III, L.L.C. (“ACP”), a Florida limited liability company. As the general partner, ACP has sole voting authority over Antares’ investments. The managing partners of ACP are Jonathan I. Kislak and Randall Poliner.

(10)	Address: 800 Third Avenue, 36th Floor, New York, NY 10022. The co-trustees of the Equity Group Inc. Profit Sharing Plan & Trust are Robert Goldstein and Loren Mortman, either of whom has voting authority over the Trust’s investments. Excludes 200,000 shares of common stock jointly owned by Ms. Mortman and her spouse.

(11)	Includes 8,025,500 shares issuable pursuant to stock options and warrants which are exercisable within the next 60 days.

Voting Agreements and Agreements Related to Corporate Governance

As discussed in note 3 above, Marshall T. Leeds has voting control over certain shares of common stock beneficially owned by Richard Parker and/or his spouse pursuant to a certain shareholders’ voting agreement and irrevocable proxy, dated May 22, 2002, between Richard Parker and his spouse, and Mr. Leeds. The voting agreement is terminable on the earlier of (a) May 22, 2007, (b) the date Mr. Leeds is no longer an executive officer or director of Summit, or (c) the occurrence of certain change of control events.

When Antares purchased 4,000,000 shares of our common stock on April 11, 2003, it entered into a Stock Purchase Agreement with us and a Co-Sale and Voting Rights Agreement with Mr. Leeds. Under those agreements, Antares has certain rights relating to corporate governance matters for so long as Antares owns 2,000,000 of the original 4,000,000 shares of common stock it purchased. Such rights include:

•	the right to appoint or nominate for election a director, which director would also serve on the compensation and audit committees (subject to compliance with applicable law and/or regulation); and further, Mr. Leeds agreed to vote in favor of such appointment or election;

•	the right to have a representative present at meetings of the Board and its committees, which right includes the same access to the Company’s records as a board member would have;

•	majority approval by the independent directors of certain stock purchases, if any, under $0.25 per share by Mr. Leeds, and if so approved, Antares has the right to participate with Mr. Leeds on a pro-rata basis;

•	the right to participate on a pro-rata basis in any sale of the Company’s stock by Mr. Leeds on the same terms and conditions as any such proposed sale.

Although Antares has a right to designate a nominee to our Board of Directors, it has not done so and has not indicated to us when or if it will do so. However, Antares has exercised its right to have its representatives attend our Board meetings on a regular basis.

PROPOSAL 1 – ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Board of Directors will submit to the shareholders for their vote at the Annual Meeting a slate of directors comprising five nominees, all currently directors.

Nominees

Our bylaws provide that the number of directors may be fixed from time to time by resolution of the Board of Directors, which number shall not be less than one. The number of directors is currently fixed at five. The bylaws provide that vacancies occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors or by our shareholders. Our executive officers serve at the discretion of the Board of Directors and are elected by our Board of Directors annually.

Under agreements between Antares, Summit and Mr. Leeds, Antares has the right to designate a nominee to the Board of Directors. As of the date of this proxy, Antares has not designated a person to serve on the Board of Directors and has not indicated whether it will do so in the future. However, at such time as Antares designates a representative to serve on the board, the Board of Directors, if necessary, may increase the number of directors to appoint the Antares’ designee in accordance with our bylaws.

Each director elected at the Annual Meeting will serve for a term expiring at the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. Marshall T. Leeds, Sanford B. Cohen, Steven C. Jacobs, Paul D. DeStefanis and William L. Harvey have been nominated as directors to be elected by the shareholders at this Annual Meeting, and proxies will be voted for all five nominees, absent contrary instructions. All nominees are currently directors of Summit. The biographical information regarding the nominees for election to our Board of Directors is set forth below under “Executive Officers and Directors.” No nominee is related to any other nominee to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ALL NOMINEES FOR DIRECTORS.

Executive Officers and Directors

Marshall T. Leeds, Chairman of The Board, Chief Executive Officer and President (age 51). Mr. Leeds was elected our President, and re-elected our Chairman and Chief Executive Officer, on February 26, 2004. He holds the same offices and board membership with Summit Brokerage Services, Inc. (“Summit Brokerage”), our operating subsidiary. Mr. Leeds acquired a controlling interest in Summit on May 22, 2002, whereupon he became our Chairman and Chief Executive Officer. From March 22, 2002 to May 22, 2002, Mr. Leeds was engaged as our Director of Recruiting. Between October 2001 and March 2002, Mr. Leeds was a private investor. Prior thereto, Mr. Leeds served, between January 2001 and September 2001, as Chairman and Chief Executive Officer of First Union Securities Financial Network, Inc. Prior to joining First Union, Mr. Leeds served, between December 1983 and December 2000, as Chairman, President and Chief Executive Officer of JWGenesis Financial Corp. and its predecessor. JWGenesis Financial Corp. was acquired by First Union Securities Financial Network, Inc. on January 1, 2001. Mr. Leeds is a past Chairman of the Regional Investment Bankers Association, Inc. and also serves on the Independent Contractor Firm Committee of the Securities Industry Association.

Steven C. Jacobs, Executive Vice President, Chief Financial Officer, Secretary and a Director (age 45). Mr. Jacobs has been a director of Summit since May 22, 2002. He became our Executive Vice President in February 2003, and assumed the additional duties of our Chief Financial Officer and Secretary in May 2003. He is also a director of and holds the same offices with Summit Brokerage. Prior to joining us, Mr. Jacobs served, between October 2000 and January 2003, as the Managing Partner of Tucker Ridge Financial Partners, LLC, a private investment banking and financial advisory firm serving emerging growth and middle market companies. For the ten year period prior to founding Tucker Ridge in October 2000, Mr. Jacobs held several senior executive investment banking positions, including having served, between January 2000 and September 2000, as Managing Director for Union Atlantic, LLC and prior thereto, between March 1998 and December 1999, as Managing

Director of Pinnacle Partners, LLC, a private investment banking and financial advisory firm that was acquired by Union Atlantic in December 1999. Immediately following his graduation from the University of Florida in 1982 with a Bachelors in Accounting, Mr. Jacobs held audit, tax and consulting positions with Deloitte & Touche, and subsequent thereto served as Manager of Tax and Special Projects for Microtel, Inc. Mr. Jacobs also served as Chief Financial Officer for Corporate Securities Group, Inc., an NASD member broker/dealer.

Sanford B. Cohen, Director (age 48). Mr. Cohen has been a director of Summit since May 22, 2002. Mr. Cohen also serves as a member of our compensation committee. He is also a director of Summit Brokerage. In 1985, Mr. Cohen founded Prescott Valley Broadcasting Co., Inc., owner of KPPV-FM and KQNA-AM radio stations in Prescott Valley, Arizona, and has been its President since its inception. From 1982 to 1984, Mr. Cohen was Vice President of National Phonecasting Co., a joint venture with Gannett Broadcasting Corp., a private company engaged in telephone broadcasting of financial information. Mr. Cohen received his B.A. degree in Economics in 1979 from Michigan State University.

Paul D. DeStefanis, Director (age 46). Mr. DeStefanis has been a director of Summit since February 26, 2004. Mr. DeStefanis also serves as a member of our compensation and audit committees. He is also a director of Summit Brokerage. Mr. DeStefanis has over twenty years of financial and accounting experience. Mr. DeStefanis is currently a principal of Advanced Business Valuations, a business valuation and litigation support services firm he founded in 1990. Between 1994 and 1996, Mr. DeStefanis served, on a part time basis, as Chief Financial Officer and Treasurer of The Commonwealth Group, a merchant banking and corporate consulting firm. Prior thereto, between 1990 and 1994, Mr. DeStefanis served as Senior Vice President, Treasurer and Chief Financial Officer for Jillian’s Entertainment Corp., a diversified publicly held entertainment company. Between 1982 and 1990, Mr. DeStefanis held various positions with Deloitte & Touche. Mr. DeStefanis graduated from the University of Florida in 1982 with a BS in Accounting. In addition to being a Certified Public Accountant, he is an Accredited Business Valuator (AICPA designation), an Accredited Senior Appraiser (American Society of Appraisers designation) and a Certified Valuation Analyst (NACVA designation). Mr. DeStefanis is also a past member of the NACVA’S Education Board.

William L. Harvey, Director (age 50). Mr. Harvey has been a director of Summit since February 26, 2004. Mr. Harvey also serves as a member of our audit committee. He is also a director of Summit Brokerage. Mr. Harvey has over twenty-five years of financial and accounting experience. Since August 2006, Mr. Harvey has served as Chief Financial Officer for TrialGraphix, Inc. Immediately prior thereto, between 2003 and 2006, Mr. Harvey served as Vice President for LNR Property Corporation. Prior thereto, between 1992 and 2003, Mr. Harvey was Executive Vice President and Chief Financial Officer for Pan Am International Flight Academy, a privately held provider of flight training services. Prior to joining Pan Am, Mr. Harvey was a partner at Deloitte & Touche where he served as a member of the Firm’s National Office SEC Services Department for two years. Mr. Harvey graduated from Florida State University in 1977 with a BS in Accounting and he is also a Certified Public Accountant.

Gregory J. Bentley, Executive Vice President (Summit Brokerage) (age 50). Mr. Bentley is a financial services executive with over 20 years experience focusing on strategic marketing and product development in the financial services industry. Mr. Bentley joined Summit Brokerage as Executive Vice President in April 2002. Prior to joining Summit Brokerage, Mr. Bentley acted as a master general agent for various insurance products. From 1999 to 2001, he was Senior Vice President, Director of Insurance, for JWGenesis Financial Corp., where he was responsible for developing the sales and marketing of annuities and other insurance products. Prior to joining that company, he served as President and Chief Operating Officer of Empire Financial Services, Longwood, Florida, from 1991 to 1999, responsible for operations and the development, sales and marketing of financial products. Prior to 1991, Mr. Bentley was Vice President and National Insurance Manager for Invest Financial Services, Tampa, Florida and Vice President of Empire Agency, Inc., Longwood, Florida, a subsidiary of Empire of America, FSB. Mr. Bentley received his B.A. in Business Administration in 1977 from State University College of New York.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 that were furnished to us, all applicable forms were timely filed by those individuals required to file such forms.

Board Meetings and Committees

Our Board of Directors held four meetings during Summit’s fiscal year ended December 31, 2005 and took action once by unanimous written consent. Our Board of Directors has determined that all of our directors, other than Messrs. Leeds and Jacobs, are independent under NASD Rule 4200(a)(15). During our fiscal year ended December 31, 2005, no director attended less than 75% of the aggregate number of Board of Directors meetings held or meetings of committees on which they served. The Board of Directors has a compensation committee and an audit committee. It does not have a formal nominating committee.

We encourage all of our directors to attend our Annual Meeting of Shareholders. We generally hold a Board of Directors meeting immediately following our Annual Meeting of Shareholders. All of our directors attended the last Annual Meeting of Shareholders, which was held on June 22, 2005.

Compensation Committee. Paul D. DeStefanis and Sanford B. Cohen are currently the members of our compensation committee. The compensation committee is responsible for establishing the compensation of the Chief Executive Officer, as well as for reviewing the compensation of other executive officers, including salary, bonuses, termination arrangements, stock options and other incentive compensation and executive officer benefits. The compensation committee met once during fiscal 2005. The report of the compensation committee is included below. Immediately after the Annual Meeting, it is anticipated that Paul D. DeStefanis and Sanford B. Cohen will be reappointed to the compensation committee by our Board. In addition to the foregoing persons, we have agreed, subject to applicable law and/or regulation, to appoint the board member designee of Antares, assuming Antares designates such an individual, to the compensation committee.

Audit Committee. The members of our audit committee are currently Paul D. DeStefanis and William L. Harvey. The primary purpose of the audit committee is to assist the Board of Directors in its oversight of our internal controls and financial statements and the audit process. In addition, the audit committee assists the Board of Directors in the selection of our independent auditors and the fees to be paid to the independent auditors. Messrs. DeStefanis and Harvey are considered “independent” as that term is defined in Rule 4200(a)(15) of the NASD. Further, the Board of Directors has determined that the audit committee has at least one financial expert, who is William Harvey. The audit committee met twice in fiscal 2005. The report of the audit committee is included below. Immediately after the Annual Meeting, it is anticipated that Paul D. DeStefanis and William L. Harvey will be reappointed to the audit committee by the Board. In addition to the foregoing persons, we have agreed, subject to applicable law and/or regulation, to appoint to the audit committee a board member designee of Antares, assuming Antares elects to designate such an individual.

Nominating Committee. We do not have a formal nominating committee. Our Board of Directors intends to assess whether or not to establish a formal nominating committee or instead to leave that function within the purview of the Board of Directors for a period of time. As such, our Board does not have a nominating committee charter.

We will consider proposed nominees for election to the Board of Directors whose names are submitted to our Corporate Secretary by shareholders; however, we do not have a formal process for that consideration. We have not to date adopted a formal process given the Company’s size and given the historically small number of proposed nominees. We believe it is desirable to be flexible and open as to whom the Board might consider for board membership. Generally, however, our board member selection criteria include: integrity; high level of education and/or business experience; broad-based business acumen; understanding of our business and industry; strategic thinking and willingness to share ideas; ability to work as a constructive member of a team for the benefit of shareholders; network of contacts; and diversity of experiences, expertise and background. Director nominees have normally been identified based upon suggestions by outside directors, management members and/or shareholders. Proposed nominees are not evaluated differently depending upon who has made the proposal. We have not to date paid any third party fees to assist in this process.

If a shareholder wishes to suggest a proposed name for consideration as a nominee for board membership at an Annual Meeting, the name of that nominee and related personal and other information, as indicated in our bylaws, should be forwarded to us, in care of the Company’s Corporate Secretary, at least 120 days before the Annual Meeting to assure time for meaningful consideration by the Board. That time frame is shortened when the Annual Meeting is scheduled for a date that varies more than 30 days from the anniversary date of the last Annual Meeting. See also “Shareholder Proposals” for requirements for nominations at the next Annual Meeting.

Shareholder Communications to the Board

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board, or any member of the Board, may be sent to the Board, or the individual Board member, at the Company’s executive offices at 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). Such communications will be screened to the extent necessary in order to ascertain the intended recipients or appropriate recipients among the members of the Board.

Director Compensation

In serving on our Board, directors receive compensation of $350 for each meeting attended, as well as the grant of stock options from time to time at the discretion of our Board. In connection with their service to the Company in 2005, each outside director received an option for 20,000 shares of common stock at an exercise price equal to the price of our common stock at the date of grant. For 2006, the Company intends to issue to each outside director an option to acquire up to 75,000 shares of common stock, which options will be issued upon each directors reelection as described herein. For 2007 and beyond, the Company intends to issue to each outside director an option to acquire up to 75,000 shares of common stock, which options will be issued upon the first business day of the calendar year. These options will be issued under the 2006 Incentive Compensation Plan if approved by the shareholders. Directors are also reimbursed for their reasonable expenses incurred in attending Board or committee meetings. Additional fees and options may be granted for chairing special committees, such as the audit committee. Mr. Harvey, as chairman of the audit committee, received compensation of $10,000, as well as an option for 5,000 shares of common stock, for his service as chairman of the audit committee. The exercise price on the options was equal to the price of our common stock at the date of grant. Beginning in 2006, the number of shares covered by the option issued to Mr. Harvey in connection with his chairmanship of the audit committee will increase to 10,000, which options will be issued at the same time and in the same manner as those described herein for all directors as a group. These options will be issued under the 2006 Incentive Compensation Plan if approved by the shareholders.

Executive Compensation

The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company during the fiscal years ended December 31, 2003, 2004, and 2005 by our Chief Executive Officer and any executive officer who received compensation in excess of $100,000 during those years (each a “Named Executive Officer”):

SUMMARY COMPENSATION TABLE

Name And Principal Position	Fiscal Year	Annual Compensation(1)			Long-Term Compensation Awards		All Other Compensation
		Salary	Bonus		Securities Underlying Options
Marshall T. Leeds	12/31/05	$100,000	$119,360	(2)	40,000	(3)	$19,218	(4)
Chairman, Chief Executive Officer	12/31/04	$79,167	$70,180	(5)	40,000	(6)	$69,130	(7)
and President	12/31/03	$50,000	-0-		-0-		$42,185	(8)
Steven C. Jacobs	12/31/05	$136,529	$3,000		50,000	(9)	$17,623	(10)
Executive Vice President, Chief	12/31/04	$105,833	$2,500		90,500	(11)	$13,038	(12)
Financial Officer, Secretary and Director	12/31/03	$89,583	-0-		645,000	(13)	$85,000	(14)

(1)	The amounts reflected in the above table do not include any amounts for perquisites and other personal benefits extended to the Named Executive Officer where the aggregate amount of such compensation for the named executive officer is less than 10% of the total annual salary and bonus.

(2)	Includes $28,160 in bonus amounts accrued in 2005 but not paid until 2006 and a $50,000 bonus applicable to 2004 awarded in 2005.

(3)	Represents an option to acquire 40,000 shares at an exercise price of $0.28 per share.

(4)	Represents primarily employee benefits in the form of health insurance as well as an auto allowance.

(5)	Includes $41,013 in bonus amounts accrued in 2004 but not paid until 2005.

(6)	Represents an option to acquire 40,000 shares at an exercise price of $0.40 per share.

(7)	Represents primarily over-rides and an auto allowance. Pursuant to Mr. Leeds’ employment agreement, which agreement commenced in May 2004, Mr. Leeds no longer receives over-rides.

(8)	Represents automobile allowance and over-rides pursuant to Mr. Leeds’ employment agreement.

(9)	Represents options to acquire an aggregate of 50,000 shares at an exercise price of $.28 per share.

(10)	Represents primarily employee benefits in the form of health insurance as well as an auto allowance.

(11)	Represents options to acquire an aggregate of 90,500 shares at an exercise price of $0.40 per share.

(12)	Represents primarily employee benefits in the form of health insurance.

(13)	Represents 600,000 options at an exercise price of $0.45 per share and 45,000 options at exercise prices ranging from $0.40 to $0.50 per share.

(14)	Represents compensation paid to Mr. Jacobs in connection with the Company’s private placements consummated on March 19, 2003 and April 11, 2003. Amount does not include the value of 440,000 common stock purchase warrants issued to Mr. Jacobs, which warrants have a term of 5 years and an exercise price per share of $0.30. Amount also does not include the value of 80,000 shares of common stock issued to Mr. Jacobs, which shares were valued at $0.25 per share at the time of their issuance.

Stock Options Granted in Fiscal 2005

The following table sets forth certain information concerning options granted, or required to be granted, during fiscal 2005 to the Named Executive Officers.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2005	Exercise or Base Price (per Share)	Fair Market Value on Date of Grant	Expiration Date
Marshall T. Leeds	40,000	2.4%	$0.28	-0-	12/31/2015
Steven C. Jacobs	50,000	3.0%	$0.28	-0-	12/31/2015

Aggregate Stock Option Exercises and Year-End Option Value Table

The following table sets forth certain information concerning option exercises in fiscal 2005, the number of stock options held by the Named Executive Officers as of December 31, 2005 and the value (based on the fair market value of a share of stock at fiscal year-end) of in-the-money options outstanding as of such date.

Name	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Unexercised Options Held at Fiscal Year-End(#)			Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
			Exercisable		Unexercisable	Exercisable	Unexercisable
Marshall T. Leeds	-0-	-0-	5,640,000		40,000	$168,000	-0-
Steven C. Jacobs	-0-	-0-	780,500	(2)	50,000	-0-	-0-

(1)	Options are in-the-money if the fair market value of the common stock exceeds the exercise price of the option. The closing sale price for the Company’s common stock as reported on the OTC Bulletin Board on December 30, 2005 was $0.28 per share. Value is calculated by multiplying (a) the difference between $0.28 and the option exercise price by (b) the number of shares of common stock underlying the option.

(2)	Does not include warrants held by Mr. Jacobs that entitle him to purchase up to 440,000 shares of our common stock at a price of $0.30 per share.

Employment Agreements

The Company entered into an employment agreement (the “Employment Agreement”) with Marshall T. Leeds commencing May 2004 for the continuation of his services as its Chairman of the Board, Chief Executive Officer, and President. The Employment Agreement will expire on December 31, 2006, subject to automatic renewal for successive one-year terms unless either party gives six month’s notice otherwise. The Employment Agreement also contains conditional provisions for earlier termination by the parties. Under the Employment Agreement, Mr. Leeds receives a base annual salary of $100,000, together with a guaranteed annual bonus in the amount of $50,000. Additionally, Mr. Leeds annually earns incentive compensation in the form of: (i) a discretionary cash bonus of up to $50,000 and (ii) a non-discretionary bonus equal to 10% of the Company’s Earnings (as such term is defined within the Employment Agreement), or $200,000, whichever is less. The Employment Agreement also extended the exercise period of those options issued to Mr. Leeds in connection with the execution of his prior employment agreement (dated March 22, 2002) from December 31, 2007 to March 22, 2012. In addition, Mr. Leeds is eligible to participate in employee benefit plans, including, among other things, the awarding of options for his service on the Company’s executive committee in the same amount as such options are granted to other committee members. For the added protection of the Company, the Employment Agreement contains various provisions that would (in the absence of specific, exceptional circumstances) prevent Mr. Leeds, for a period of one year following the termination of his employment, from using the Company’s confidential information and from engaging in activities interfering or competing with the Company’s businesses. The Company and Mr. Leeds have recently agreed, subject to the execution of a written employment agreement, to the material terms of a new five year employment agreement to become effective upon the termination on December 31, 2006 of the Employment Agreement. Under the terms of the proposed new agreement, Mr. Leeds will receive a base annual salary of $250,000 (subject to yearly increases of 5%), together with a non-discretionary bonus equal to 10% of the Company’s Earnings (as such term is defined within the Employment Agreement), subject to a yearly limitation of $200,000 in 2007, $300,000 in 2008 and $400,000 thereafter. Mr. Leeds will also receive options to acquire up to 2.5% of the Company’s issued and outstanding shares of common stock at an exercise price of $.30 and up to 2.5% of the Company’s issued and outstanding shares of common stock at an exercise price of $.35, in both cases such amounts being subject to adjustment for additional issuances of common stock over a 12 month period of time. The issuance of these options to Mr. Leeds is subject to adoption of the 2006 Incentive Compensation Plan described herein.

2000 Incentive Compensation Plan

Our 2000 Incentive Compensation Plan (the “Plan”) was approved by our Board of Directors and shareholders in 2000. Our Plan is currently administered by our Board of Directors. The Plan provides for the grant of options (incentive and non-statutory), stock appreciation rights and restricted stock to officers, directors, employees and independent contractors capable of contributing to the Company’s performance. As of September 30, 2006, the Company had reserved an aggregate of 12,000,000 shares of common stock for grants under the Plan, pursuant to an amendment to the Plan approved by the shareholders in June 2005. As of September 30, 2006, the Company

had issued, or committed to issue, options entitling the holders thereof to acquire up to 6,079,928 shares under the Plan, leaving a total of 5,920,072 million shares available for future grants. Incentive stock options may be granted only to employees eligible to receive them under the Internal Revenue Code of 1986, as amended. Options have a term of ten years, unless earlier terminated in accordance with the provisions of the Plan and applicable stock option agreements. In general, options issued under the Plan must be exercised within 90 days of an employee’s disassociation from the Company. The exercise prices of the options range from $0.24 per share to $1.00 per share, and generally have scheduled vesting. Upon expiration of unexercised options, the unexercised shares subject to such options will again be available for purposes of the Plan.

Options Granted Outside of Our 2000 Incentive Compensation Plan

As of September 30, 2006, we had options outstanding allowing the holders thereof to purchase an aggregate of 6,454,522 shares of common stock with a range of exercise prices from $0.10 to $2.50 per share. Options for a total 5,600,000 shares expire on March 22, 2012, unless terminated earlier in accordance with their terms. All other non-plan options have a term of ten years from the date of grant unless otherwise terminated in accordance with their terms. In general, options granted outside the Plan must be exercised within 90 days of an employee’s disassociation from the Company. All options granted outside of our Plan were exercisable as of December 31, 2005.

Equity Compensation Plan Information

The following table summarizes share information about our equity compensation plans, including the 2000 Incentive Compensation Plan and non-plan equity compensation agreements as of September 30, 2006.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders	12,179,928	(1)	$0.35	5,920,072	(2)
Equity Compensation Plans Not Approved By Shareholders	1,923,522	(3)	$0.38	-0-

Total	14,103,450	(4)	$0.35	5,920,072	(2)(4)

(1)	Includes 6,079,928 shares subject to outstanding options under the 2000 Incentive Compensation Plan and 6,100,000 shares subject to non-plan option agreements outstanding as of September 30, 2006.

(2)	Represents shares available for award grants under the 2000 Incentive Compensation Plan as of September 30, 2006.

(3)	Includes 445,522 shares subject to non-plan option agreements outstanding as of September 30, 2006 and 1,478,000 shares issuable upon exercise of common stock purchase warrants issued in connection with the private placement of our securities in 2002 and 2003.

(4)	Does not include shares issuable upon exercise of options contemplated to be issued under the 2006 Incentive Compensation Plan. See “Proposal 3 – Adoption of the Company’s 2006 Incentive Compensation Plan” below.

Equity Compensation Plans Not Approved by Shareholders – Options. The equity compensation plans not approved by shareholders consist of total outstanding options for 445,522 shares of the Company’s common stock, which options were granted between 2000 and 2003. Options for 45,522 of these shares were issued prior to 2003 and have, with respect to options for 40,595 shares, an exercise price of $2.50 per share, all of which have vested. Options for 4,927 shares, having an exercise price of $1.00 per share, have all vested. The outstanding options also include an option, issued in 2003, to issue up to 400,000 shares at an exercise price of $0.45 per share with a ten year term. The optionees may pay the exercise price with respect to their options either in cash, by check, with already owned shares of common stock of the Company that have been held by the optionee for at least six (6) months (or such other shares as will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), or such other manner as provided in the agreements or as may otherwise be determined by the Company. The option agreements provide for appropriate adjustment of the number of shares subject to the options and the exercise price of the options in the event of any increase or decrease in the number of issued and outstanding shares of the Company’s capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of the Company. The Company has discretion to make appropriate anti-dilution adjustments to outstanding options in the event of a merger, consolidation or other reorganization of the Company or a sale or other disposition of substantially all of the Company’s assets. The options are not assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an option is exercisable only by the optionee. In general, the vested portion of an option must be exercised within 90 days from disassociation with the Company.

Equity Compensation Plans Not Approved by Shareholders – Warrants. We issued common stock purchase warrants for 1,478,000 shares of our common stock to brokers and to certain Company personnel, including Steven C. Jacobs (our Executive Vice President, Chief Financial Officer and a director), in connection with our two private common stock offerings consummated in 2003. The warrants, which have a five year term commencing on either March 19, 2003 or April 11, 2003 and expire on either March 18, 2008 or April 10, 2008, vested immediately upon issuance and are exercisable at a price of $0.30 per share payable in cash or by check. Of such warrants, Mr. Jacobs, received warrants entitling him to purchase 440,000 shares of our common stock at an exercise price of $0.30 per share. The holders of the warrants have piggy-back registration rights under which they may include in certain registration statements of the Company the shares of common stock issuable upon exercise of the warrants, subject to certain rights of the Company to cut-back the number of shares to be included under specified circumstances and to delay the filing or effectiveness of any registration statement or withdraw the registration statement. The warrant agreements contain certain cross-indemnification provisions in connection with the resale of the shares by the holders. The warrants contain anti-dilution provisions under which the exercise price of the warrants and the number of shares of common stock issuable upon their exercise are subject to adjustment in the event of stock splits, stock dividends, and in the event of a merger, consolidation, reorganization or reclassification of the capital stock of the Company.

Report of the Compensation Committee

The following Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with, or subject to Regulation 14A or 14C, of the Securities and Exchange Commission (the “Commission” or “SEC”) or the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”). Such Report shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

General. Since February 26, 2004, the compensation committee of the Board of Directors has consisted of Paul D. DeStefanis and Sanford B. Cohen. The compensation committee administers Summit’s executive compensation program, monitors corporate performance and its relationship to compensation for executive officers, and makes appropriate recommendations concerning matters of executive compensation.

Compensation Philosophy. Summit has developed and implemented a compensation program that is designed to attract, motivate, reward and retain the broad-based management talent required to achieve Summit’s business objectives and increase shareholder value. There are two major components of Summit’s compensation program: base salary and incentives, each of which is intended to serve the overall compensation philosophy.

Base Salary. Summit’s salary levels for executive officers, including its Chief Executive Officer, are intended to be consistent with competitive pay practices of similarly sized companies within the industry. In determining executive officers’ salaries, the compensation committee considers level of responsibility, competitive trends, the financial performance and resources of Summit, general economic conditions, as well as factors relating to the particular individual, including overall job performance, level of experience and prior service, ability, and knowledge of the job.

Incentives. Incentives consist of stock options and performance bonuses paid in cash. The compensation committee strongly believes that the compensation program should provide employees with an opportunity to increase their ownership and potential for financial gain from increases in Summit’s stock price. This approach closely aligns the best interests of shareholders and registered representatives, executives and employees. Therefore, executives and other employees and registered representatives are eligible to receive stock options, giving them the right to purchase shares of Summit’s common stock at a specified price in the future. Stock option grants are approved by the Board of Directors for all employees. Stock option grants to the Chief Executive Officer are determined by the compensation committee and approved by the Board of Directors. The grant of options is based primarily on an individual’s potential contribution to Summit’s growth and profitability, as measured by the market value of Summit’s common stock.

Compensation of Chief Executive Officer. In fiscal 2004, the committee approved a then new employment agreement for Summit’s Chief Executive Officer, Marshall T. Leeds, effective upon expiration of his prior employment agreement in May 2004. Mr. Leeds’ compensation under the new agreement consists of an annual base salary of $100,000 per year, together with a guaranteed annual bonus of $50,000. Additionally, Mr. Leeds will be entitled to receive incentive compensation in the form of: (i) a discretionary cash bonus of up to $50,000, and (ii) a non-discretionary bonus equal to the lesser of 10% of the Company’s Earnings (as defined in the employment agreement), or $200,000. In connection with the execution of his employment agreement, the expiration date of Mr. Leeds’ existing option for 5,600,000 shares of common stock was extended from December 31, 2007 to March 22, 2012. During each of 2004 and 2005, Mr. Leeds was granted an additional option for 40,000 shares of common stock at an exercise price of $0.40 per share along with other senior members of Summit’s management.

The Company and Mr. Leeds have agreed, subject to the execution of a written employment agreement, to the material terms of a new five year employment agreement to become effective upon the termination on December 31, 2006 of the employment agreement. Under the terms of the proposed new agreement, Mr. Leeds will receive a base annual salary of $250,000 (subject to yearly increases of 5%), together with a non-discretionary bonus equal to 10% of the Company’s Earnings (as such term is defined within the employment agreement), subject to a yearly limitation of $200,000 in 2007, $300,000 in 2008 and $400,000 thereafter. Mr. Leeds will also receive options to acquire up to 2.5% of the Company’s issued and outstanding shares of common stock at an exercise price of $.30 and up to 2.5% of the Company’s issued and outstanding shares of common stock at an exercise price of $.35, in both cases such amounts being subject to adjustment for additional issuances of common stock over a 12 month period of time. The issuance of these options to Mr. Leeds is subject to adoption of the 2006 Incentive Compensation Plan described herein.

For additional information about the agreement and Mr. Leeds’ compensation, see “Executive Compensation – Employment Agreements.”

Respectfully submitted,

THE COMPENSATION COMMITTEE

Sanford B. Cohen

Paul D. DeStefanis

Report of the Audit Committee

The following report of the Audit Committee, covering our fiscal year ended December 31, 2005, shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act. Such Report shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

The primary purpose of the audit committee is to assist the Board of Directors in its oversight of Summit’s internal controls and financial statements and the audit process. Summit does have an audit committee charter. The audit committee members are Paul D. DeStefanis and William L. Harvey.

Management is responsible for the preparation, presentation and integrity of Summit’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Moore Stephens Lovelace, P.A., are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the audit committee has considered and discussed the audited financial statements with management. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as modified or supplemented, and has discussed with the auditors the auditors’ independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee with regard to its oversight functions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in Summit’s annual report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Paul D. DeStefanis

William L. Harvey

Certain Relationships and Related Transactions

There were no related party transactions during the years ended December 31, 2004 or December 31, 2005.

PROPOSAL 2 - AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board of Directors will submit to the shareholders for their vote at the Annual Meeting a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock, $.0001 par value per share, that the Company is authorized to issue from 60,000,000 shares to 100,000,000 shares. The Company currently has 65,000,000 shares of capital stock authorized, consisting of 60,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the record date, there were 28,210,075 shares of common stock issued and outstanding and 125,000 shares of non-voting Series A Preferred Stock issued and outstanding.

The Series A Preferred Stock may be converted into shares of our common stock at any time by the holders thereof or automatically upon a sale of all or substantially all of the capital sock or assets of the Company, in accordance with our Amended and Restated Articles of Incorporation. The conversion rate for the Series A Preferred Stock varies based upon the closing sale price of a share of our common stock as reported or quoted by the stock exchange or quotation system on which the shares of our common stock are then listed or quoted when the shares of the Series A Preferred Stock are converted.

As of the record date the Company also had options and warrants outstanding entitling the holders thereof to acquire up to 14,103,450 shares of common stock. Accordingly, as of the record date, approximately 42,457,275 shares of our common stock were either issued and outstanding or reserved for future issuance, and there remained approximately 17,542,725 authorized shares of common stock that could be issued. The aforementioned does not include shares issuable upon exercise of options contemplated to be issued under the 2006 Incentive Compensation Plan. See “Proposal 3 – Adoption of the Company’s 2006 Incentive Compensation Plan” below.

If the shareholders approve the proposal set forth in this Proxy Statement to adopt the Company’s 2006 Incentive Compensation Plan, the Company will reserve an additional 12,000,000 shares of its common stock for grants thereunder. As a result, there would only be approximately 5,542,725 authorized shares of common stock that may be issued for future business purposes by the Company following the Annual Meeting.

The purpose of increasing the number of our authorized shares of common stock is to have additional shares available for general corporate purposes, including stock dividends, stock splits, issuing stock in acquisitions, issuing stock in connection with employee incentive and retirement plans, including the Company’s 2006 Incentive Compensation Plan, the raising of additional equity capital and other uses. The Company is also contemplating raising working capital through effectuating a rights offering pursuant to which each existing shareholder of the Company may be given the opportunity to exercise certain rights to acquire shares of our common stock. The terms and conditions of any such rights offering have not been determined by the Company, and no assurance can be given that any such rights offering will be made or if made, will be consummated by the Company. The terms of any such proposed rights offering or any other equity offering will be determined by our Board of Directors and no further authorization by the shareholders with respect to any such issuance will be obtained. The Company, to date, has not approved the issuance of any shares of common stock from this proposed increase, except in connection with the adoption of our 2006 Incentive Compensation Plan. However, by approving this increase now in advance of any specific need, the Company believes that it will have the flexibility to act in a timely manner when and as the need to issue additional shares of common stock in the future does arise, without the delay and expense that would be required at that time to obtain shareholder approval of such an increase at a special meeting.

As a result, the Board of Directors has approved for submission to the shareholders, and recommends that the shareholders approve, an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 60,000,000 shares to 100,000,000 shares, $.0001 par value per share.

The Board of Directors has not proposed the increase in the amount of authorized common stock with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company, which may adversely affect the ability of the Company’s shareholders to obtain a premium for their shares of common stock and, accordingly, have a negative effect on the price of the Company and its shares of capital stock.

If the amendment to the Company’s Amended and Restated Articles of Incorporation is approved, the Board of Directors generally may issue the additional authorized shares of common stock at any time for any proper corporate purpose without further shareholder approval. In some instances, shareholder approval for the issuance of additional shares may be required by the Florida Business Corporation Act or the requirements under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Except in such cases, it is not anticipated that further shareholder authorization will be solicited. In addition, approval of the amendment to the Company’s Amended and Restated Articles of Incorporation will not under Florida law entitle any shareholder to dissenter’s rights.

The proposed amendment would amend and restate Article V.A.(1) of the Company’s Amended and Restated Articles of Incorporation to read as follows:

“(1) The maximum aggregate number of shares of common stock, par value of $.0001 per share (the “Common Stock”), that this Corporation shall have authority to issue is 100,000,000 shares.”

A copy of the entire text of the Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation is attached hereto as Exhibit A. The summary set forth in this proposal is qualified in its entirety by reference to the attached full text of the proposed Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation. Shareholders are encouraged to read the text of the Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation in its entirety.

The affirmative vote (either in person or by proxy) of a majority of the outstanding shares of the Company’s common stock will be required to approve the amendment to the Company’s Amended and Restated Articles of Incorporation, and proxies will be voted for this proposal, absent contrary instructions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 3 – ADOPTION OF THE COMPANY’S 2006 INCENTIVE COMPENSATION PLAN

The Board of Directors will submit to the shareholders for their vote at the Annual Meeting a proposal to adopt the Company’s 2006 Incentive Compensation Plan (“2006 Plan”).

The Company’s current equity compensation plans have only 5,920,072 shares remaining available for future issuances thereunder. Consequently, on October 24, 2006, the Board of Directors approved the 2006 Plan, subject to approval of the shareholders, in order to reserve a sufficient number of additional shares of capital stock for Awards (as defined below) under a new incentive compensation plan, for the purposes of being able to attract and retain officers, directors, key employees and independent contractors; providing an incentive for them to achieve long-range performance goals; and enabling them to participate in the long-term growth of the Company. As used in this Proxy Statement, “Awards” shall include options, stock appreciation rights (“SARs”) and/or restricted stock grants.

A copy of the entire text of the 2006 Plan is attached hereto as Exhibit B. The summary of plan terms set forth below is qualified in its entirety by reference to the attached full text of the proposed 2006 Plan. Shareholders are encouraged to read the actual text of the 2006 Plan in its entirety.

Upon approval of the 2006 Plan, no additional grants will be made under the Company’s existing equity compensation plans.

Summary of Plan Terms

Administration.

The 2006 Plan will be administered by a committee designated by the Board of Directors consisting of not less than two directors (the “Committee”), each member of which must be a “non-employee director” as defined under Rule 16b-3 under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the 2006 Plan, the Committee or the Board of Directors is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of common stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2006 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2006 Plan.

Shares Available for Awards; Annual Per-Person Limitations.

The terms of the 2006 Plan provide for grants of stock options (incentive and non-statutory), SARs, and restricted stock to eligible persons capable of contributing to the Company’s performance. The total number of shares of common stock that may be subject to the granting of Awards under the 2006 Plan at any time during the term of the 2006 Plan shall be 12,000,000 shares, plus the number of shares with respect to which Awards previously granted under the 2006 Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements. The 2006 Plan imposes individual limitations on the amount of certain Awards in part to comply with Section 162(m) of the Code. Under these limitations, during any fiscal year the number of options, SARs, restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 2,000,000 shares for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $2,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

The Committee is authorized to adjust the limitations described above and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility.

The persons eligible to receive Awards under the 2006 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2006 Plan.

Accounting.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (revised 2004), “Share-Based Payment,” which is a revision of SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123(R) supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends SFAS No. 95, “Statement of Cash Flows.” Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

In April 2005, the Securities and Exchange Commission amended the effective date of SFAS No. 123(R) to the first period of the first fiscal year beginning after June 15, 2005. The Company was required to adopt SFAS No. 123(R) on January 1, 2006. SFAS No. 123(R) permits public companies to adopt its requirements using one of two methods: (1) a “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS No. 123(R) for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123 for all awards granted to employees prior to the effective date of SFAS No. 123(R) that remain unvested on the effective date; or (2) a “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate all prior periods presented based on the amounts previously recognized under SFAS No. 123 for purposes of pro forma disclosures. The Company has adopted SFAS No. 123(R) using the modified-prospective method.

The Company accounts for stock-based compensation of non-employees using the fair market value method under the provisions of SFAS No. 123.

Most often, options are granted for the provision of future services, such as continued employment or, in the case of independent registered representatives, their affiliation with the Company. Consequently, the options typically provide for vesting over a period of years, with a certain percentage of the options vesting each year upon the anniversary date of the grant if the grantee is then still affiliated with the Company. In certain instances, unearned stock compensation is recorded for options issued to either employees or non-employees for services to be rendered in the future. Any unearned stock compensation is generally amortized over the period the underlying options are earned, which is typically the vesting period. The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. The Black-Scholes model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models (including Black-Scholes) do not necessarily provide a reliable single measure of the fair value of the Company’s employee stock options.

Stock Options and SARs.

The Committee or the Board of Directors is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than 100% of the fair market value of a share of common stock on the date of grant. In the case of ISOs, if an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company and an ISO is granted to such employee, the option price of such ISO must not be less than 110% of the fair market value of a share of common stock on the date of grant.

For purposes of the 2006 Plan, the term “fair market value” means the fair market value of common stock, Awards or other property as determined by the Committee or the Board of Directors or under procedures established by the Committee or the Board of Directors. Unless otherwise determined by the Committee or the Board of Directors, the fair market value of common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board of Directors, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board of Directors may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board of Directors. SARs granted under the 2006 Plan may include “limited SARs” exercisable for a stated period of time following a change in control of the Company, as discussed below.

Restricted and Deferred Stock.

The Committee or the Board of Directors is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board of Directors. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee or the Board of Directors. An Award of deferred stock shall be made in compliance with Section 409A of the Code and confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

The Committee or the Board of Directors is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other Awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, Awards or otherwise as specified by the Committee or the Board of Directors.

Bonus Stock and Awards in Lieu of Cash Obligations.

The Committee or the Board of Directors is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other Awards in lieu of Company obligations to pay cash under the 2006 Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board of Directors may specify.

Other Stock-Based Awards.

The Committee or the Board of Directors is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock. Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board of Directors, and Awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board of Directors determines the terms and conditions of such Awards.

Performance Awards, Including Annual Incentive Awards.

The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board of Directors. In addition, the 2006 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of common stock or other Awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board of Directors.

Subject to the requirements of the 2006 Plan, the Committee or the Board of Directors will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board of Directors may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2006 Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board of Directors will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

After the end of each fiscal year or performance period, the Committee or the Board of Directors will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 2006 Plan. The Committee or the Board of Directors may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards.

Awards may be settled in the form of cash, shares of common stock, other Awards or other property, in the discretion of the Committee or the Board of Directors. The Committee or the Board of Directors may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board of Directors may establish, and provided such deferrals are made in compliance with Section 409A of the Code, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board of Directors is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2006 Plan. The Committee or the Board of Directors may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2006 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee or the Board of Directors may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2006 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law.

Acceleration of Vesting; Change in Control.

The Committee or the Board of Directors may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2006 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the Committee or the Board of Directors may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any “change in control.” Further, the Board of Directors may provide, on a case by case basis, that: (i) any options may terminate, provided the participant shall have the right to exercise the option, to the extent exercisable, immediately prior to the change in control, and (ii) any Awards entitled to be settled in shares of stock may be settled by means of a cash payment equal to the fair market value of the Award immediately prior to the change in control.

Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 2006 Plan, the term “change in control” generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board of Directors such that the persons constituting the Board of Directors on the date the Award is granted (the “Incumbent Board”), and subsequent directors approved by the Incumbent Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board of Directors, or (c) the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of

more than 50% of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or its subsidiaries, (2) any person, entity or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its subsidiaries.

Amendment and Termination.

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2006 Plan or the Committee’s authority to grant Awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2006 Plan which might increase the cost of the 2006 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board of Directors, the 2006 Plan will terminate at such time as no shares of common stock remain available for issuance under the 2006 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 2006 Plan.

Securities Act Registration

Depending on the number or Awards made, the Company may determine in the future to register the shares of common stock available for Awards under the 2006 Plan pursuant to a Registration Statement on Form S-8 , to be filed with the Securities and Exchange Commission.

Federal Income Tax Consequences of Awards

THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION PURPOSES ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF AN AWARD IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT FOR THE ACQUISITION AND THE DISPOSITION OF SUCH AWARD.

The 2006 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options.

On exercise of a nonqualified stock option granted under the 2006 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

The 2006 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2006 Plan (e.g., if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2006 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights.

The Company may grant SARs separate under the 2006 Plan. Generally, the recipient of an SAR will not recognize any taxable income at the time the SAR is granted.

With respect to SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. Upon the exercise of an SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance-based compensation,” so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options under the 2006 Plan will qualify as “performance-based compensation” that is fully deductible by the Company under Section 162(m).

Section 409A of the Code.

The 2006 Plan is intended to comply with, and to be interpreted in a manner that satisfies the requirements of, Section 409A of the Code. Under the 2006 Plan, the exercise price of any option or SAR may not be decreased after the date such option or SAR is granted. The Company cannot guarantee that any Award intended to be exempt from Section 409A of the Code will be exempt, nor that any Award intended to comply with Section 409A of the Code will so comply. The Company does not intend to indemnify any individual with respect to the tax consequences of any such failure.

Parachute Payments.

In the event that the payment of any Award under the 2006 Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to the participant, constitutes parachute payments under Section 280G of the Code, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

Tax Consequences for Non-U.S. Taxpayers.

Tax consequences for non-U.S. taxpayers will vary depending upon the tax laws of the applicable foreign jurisdictions.

Plan Awards.

Our Board of Directors, upon the recommendation of our Compensation Committee, will grant to our Chief Executive Officer (in accordance with the terms of his proposed new employment agreement, as described above), an aggregate 1,410,504 options to purchase a like number of shares of our common stock, upon the approval of the 2006 Plan at the Annual Meeting. One-half of the options will be exercisable at $.30 per share, with the balance being exercisable at $.35 per share. Factors considered in granting such options included, but were not limited to, our Chief Executive Officer’s overall compensation, comparable companies’ compensation to similarly situated individuals, the nature of services being rendered, and his potential contribution to the success of the Company. In addition, as described above, each individual non-officer (independent) director will receive 75,000 options per year, with the Chairman of our Audit Committee receiving 85,000 options, under the 2006 Plan, provided the 2006 is approved at the Annual Meeting. All of such independent directors are nominees for election to our Board of Directors, as described above. The exercise price of these options will equal the price of our common stock as of the date of grant.

Grantee(1)	Number of Shares Covered
Marshall Leeds, Chairman, CEO and President	1,410,504
All Executive Officers(2)	1,410,504
All Non-Officer Directors	235,000
All Non-Officer Employees	—

(1)	As of the date of this Proxy Statement, the number of options to be awarded to other Executive Officers and employees of the Company has not been determined. We are currently considering issuing an aggregate 900,000 options to our employees, including our Chief Financial Officer, although no final determination has been made as to the actual grant or the number of options to be granted under the 2006 Plan. The determination of such grants will be based on certain of the factors described above, including review by the Board of Directors.

(2)	Represents the options granted to our Chairman, CEO and President.

The affirmative vote (either in person or by proxy) of a majority of the outstanding shares of the Company’s common stock will be required to approve the Company’s 2006 Incentive Compensation Plan, and proxies will be voted for this proposal, absent contrary instructions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT THE COMPANY’S 2006 INCENTIVE COMPENSATION PLAN.

PROPOSAL 4 - RATIFICATION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors will submit to the shareholders for their vote at the Annual Meeting a proposal to ratify the appointment of Moore Stephens Lovelace, P.A. as the Company’s independent public accountants.

The audit committee of the Company’s Board of Directors, under authority granted by the Company’s Board of Directors, has appointed Moore Stephens Lovelace, P.A. as the Company’s independent public accountants to examine the Company’s financial statements for the fiscal year ending December 31, 2006, and to render other professional services as required.

The Company’s bylaws do not require that the shareholders ratify the appointment of Moore Stephens Lovelace, P.A. as the Company’s independent public accountants. The Company is asking its shareholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the shareholders do not ratify the appointment of Moore Stephens Lovelace, P.A., the audit committee will reconsider whether or not to retain Moore Stephens Lovelace, P.A. as the Company’s independent public accountants, but may determine to do so. Even if the appointment of Moore Stephens Lovelace, P.A. is ratified by the shareholders, the audit committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its shareholders.

A representative of Moore Stephens Lovelace, P.A. is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

The aggregate fees billed by the Company’s independent public accountants, Moore Stephens Lovelace, P.A., for audit services related to the most recent two fiscal years, and for other professional services billed in the most recent two fiscal years, were as follows:

Audit Fees.

Moore Stephens Lovelace, P.A., our principal accountants, was paid an aggregate of $68,600 and $69,000 for each of the fiscal years ended December 31, 2005 and 2004, respectively, for fees and expenses for professional services rendered in connection with the audits of our financial statements for those fiscal years, reviews of the financial statements included in our quarterly reports on Form 10-QSB during such fiscal years, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during such fiscal years.

Audit-related Fees.

Our principal accountants were paid $2,500 and $-0- for audit-related fees for each of the fiscal years ended December 31, 2005 and 2004 for assurance and related services that are reasonably related to the performance of our audit or review of our financial statements.

Tax Fees.

Our principal accountants were paid $5,100 and $8,700 in fees and expenses for services performed relating to tax compliance, tax advice or tax planning in the fiscal years ended December 31, 2005 and 2004, respectively.

All Other Fees.

Our principal accountants did not bill us any additional fees in the fiscal years ended December 31, 2005 and 2004 for products and services other than those products and services described above.

The audit committee has determined that the services provided by the Company’s independent auditors and the fees paid to them for such services has not compromised the independence of the Company’s independent auditors.

The audit committee has responsibility for appointing, setting compensation and overseeing the work of Summit’s independent auditor. The audit committee has not established pre-approved services and fees but instead the auditor’s services proposed by management and related estimated fees are reviewed and approved individually. The audit committee’s approval policy consists of having management submit to it for review and approval all audit services to be provided by the auditor for the next year’s audit and estimated fees for same. Permissible non-audit services and their estimated fees, as they are anticipated during the year, are presented to the audit committee by management for review and approval prior to engagement of the auditor for such services.

The affirmative vote (either in person or by proxy) of a majority of the shares of the Company’s common stock present at the Annual Meeting will be required to approve the proposal to ratify the Company’s independent public accountants, and proxies will be voted for this proposal, absent contrary instructions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in Summit’s proxy statement in connection with next year’s annual meeting must submit their proposals so that they are received by the Company’s corporate Secretary at Summit’s principal executive offices no later than the close of business on July 27, 2007. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the next year’s annual meeting, (including director nominations or other proposals) the proposal must be submitted to the Company’s corporate Secretary at Summit’s principal executive offices no earlier than May 28, 2007 and no later than the close of business on July 27, 2007. Even if a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

In submitting proposals, shareholders must comply with Summit’s advance notice provisions contained in its bylaws (including without limitation, the timing and information requirements contained in the bylaws), as well as and the rules promulgated by the SEC relating to shareholder proposals. The Company will provide a copy of the advance notice provisions from its bylaws without charge upon written request. Shareholder proposals and requests for copies of the advance notice provisions should be addressed to Secretary, Summit Financial Services Group, Inc., 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432.

ANNUAL REPORT

WE WILL PROVIDE TO THE RECIPIENTS OF THIS DOCUMENT, UPON WRITTEN REQUEST AND WITHOUT CHARGE, ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005. Written requests for the Annual Report should be addressed to: Investor Relations Department, Summit Financial Services Group, Inc., 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, or postponement or adjournment thereof, requiring a vote of the shareholders, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with the recommendations of management, unless such authority has been withheld.

Kindly date, sign and return the enclosed proxy card.

By Order of the Board of Directors

/s/ Marshall T. Leeds
Marshall T. Leeds, Chairman,
Chief Executive Officer and President

Date: November 24, 2006

EXHIBIT A

ARTICLES OF AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SUMMIT FINANCIAL SERVICES GROUP, INC.

a Florida corporation

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, the Amended and Restated Articles of Incorporation of Summit Financial Services Group, Inc. are hereby amended as follows:

1. Article V.A.(1) of the Amended and Restated Articles of Incorporation is hereby deleted in its entirety and replaced with the following:

“ARTICLE V – CAPITAL STOCK

A.	Authorized Capital Stock.

(1) The maximum aggregate number of shares of common stock, par value $.0001 per share (the “Common Stock”), that this Corporation shall have authority to issue is 100,000,000 shares.”

Except as hereby amended, the Amended and Restated Articles of Incorporation of the corporation shall remain the same.

The foregoing amendment to the Amended and Restated Articles of Incorporation of the corporation was recommended by the board of directors of the corporation and submitted to the shareholders of the corporation for approval at the annual meeting of the shareholders of the corporation, held on ______, 2006. The amendment to the Amended and Restated Articles of Incorporation of the corporation was approved by the shareholders of the corporation, with the number of votes cast for the amendment being sufficient for approval in accordance with the applicable provisions of the Florida Business Corporation Act.

IN WITNESS WHEREOF, the undersigned duly authorized officer of the corporation has executed these Articles of Amendment to the Amended and Restated Articles of Incorporation as of this ___ day of ___________, 2006.

Marshall T. Leeds
Chief Executive Officer and President

A-1

EXHIBIT B

SUMMIT FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE COMPENSATION PLAN

B-i

SUMMIT FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2006 Incentive Compensation Plan (the “Plan”) is to assist SUMMIT FINANCIAL SERVICES GROUP, INC., a Florida corporation (the “Company”) and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

“Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

“Award” means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

“Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

“Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Company’s Board of Directors.

“Change in Control” means Change in Control as defined with related terms in Section 9 of the Plan.

“Change in Control Price” means the amount calculated in accordance with Section 9(c) of the Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

“Committee” means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and each member of which shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

“Corporate Transaction” means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

“Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

“Deferred Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

“Director” means a member of the Board.

“Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

“Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

“Effective Date” means the effective date of the Plan, which shall be [______, 2006].

“Eligible Person” means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

“Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

“Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

“Incentive Stock Option” or “ISO” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

“Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

“Limited SAR” means a right granted to a Participant under Section 6(c) hereof.

“Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

“Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

“Performance Award” means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

“Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

“Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act

“Stock” means the Company’s Common Stock, par value $.0001 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

“Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

“Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) twelve million (12,000,000) plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed two million (2,000,000) shares.

(b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than two million (2,000,000) shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. In the case of Incentive Stock Options, if an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In addition, the Option may, but need not include, a provision whereby the Participant may elect at any time while an Eligible Employee to exercise the Option as to any part or all of the Stock subject to the Option prior to the full vesting of the Option; provided that any unvested shares of Stock so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the lesser of (x) the original repurchase price or (y) the Fair Market Value of the shares of Stock on the date of such repurchase, or to any other restrictions the Committee determines to be appropriate.

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR’s to Participants on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited SAR” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(ii) Other Terms. The Committee or the Board shall determine at the date of grant, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine.

(d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants and/or permit Participants to purchase Restricted Stock on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or purchase or thereafter. Except to the extent restricted under the terms of the Plan and any agreement relating to the Restricted Stock, a Participant who is granted or has purchased Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award or purchase, upon termination of a Participant’s employment during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted and/or purchased under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant or purchase of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions, and in compliance with Section 409A of the Code:

(i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant’s employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant’s Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

(g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

(h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

7. Certain Provisions Applicable to Awards.

(a) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

(b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock that have been held for at least 6 months, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, at the discretion of the Committee or the Board. Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

8. Performance and Annual Incentive Awards.

(a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

(b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to shareholders’ equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as “performance-based compensation under Code Section 162(m).

(iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

(i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

(d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

(e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9. Change in Control.

(a) Effect of “Change in Control.” If and to the extent provided in the Award, in the event of a “Change in Control,” as defined in Section 9(b), the following provisions shall apply:

(i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof;

(ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

(iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof;

(iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award;

(v) the Board may in its sole and absolute discretion, provide on a case by case basis that Options shall terminate, provided however, that a Participant holding such options shall have the right, immediately prior to the occurrence of such Change in Control and during such period as the Board in its sole discretion shall determine and designate, to exercise any Option, to the extent exercisable, in whole or in part; and

(vi) the Board may in its sole and absolute discretion, provide on a case by case basis that any Award entitled to be settled in shares of Stock shall instead be entitled to be settled, during such period as the Board in its sole discretion shall determine and designate, by means of a cash payment equal to the fair market value of such Award immediately prior to the occurrence of such Change in Control, as determined in good faith by the Board.

(b) Definition of “Change in Control.” A “Change in Control” shall be deemed to have occurred upon:

(i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a “Corporate Transaction”) is subsequently abandoned);

(ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

(c) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

(c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as

Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

(k) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

(l) Code Section 409A. The provisions of Section 409A of the Code are incorporated herein by reference to the extent necessary for any Award that is subject Section 409A of the Code to comply therewith and this Plan is intended to comply with the requirements of such Section. The provisions of this Plan shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. Notwithstanding any other provisions of the Plan, neither the Board nor any other person may decrease the exercise price of any Option or SAR, nor take any action that would result in a deemed decrease of the exercise price under Section 409A of the Code, after the date such Option or SAR is granted. Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that any Award intended to be exempt from Section 409A of the Code shall be so exempt, nor that any Award intended to comply with Section 409A of the Code shall so comply, nor will the Company indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

SUMMIT FINANCIAL SERVICES GROUP, INC.

Annual Meeting of Shareholders, December 13, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of Summit Financial Services Group, Inc. (the “Company”) hereby appoints Marshall T. Leeds and Steven C. Jacobs, or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company and at all adjournments or postponements thereof, to be held at 350 East Las Olas Blvd., Suite 1600, Fort Lauderdale, Florida, 33301, on Wednesday, December 13, 2006 at 11:00 a.m. Eastern Time, in accordance with the following instructions:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR: (I) THE ELECTION OF DIRECTORS, (II) THE AMENDMENT TO INCREASE THE COMPANY’S AUTHORIZED SHARES, (III) ADOPTION OF THE COMPANY’S 2006 INCENTIVE COMPENSATION PLAN AND (IV) RATIFICATION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS, AND (V) TO ACT UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

(DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED)

SUMMIT FINANCIAL SERVICES GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 13, 2006

1.	ELECTION OF DIRECTORS:

1. Paul D. DeStefanis	2. William L. Harvey	3. Marshall T. Leeds	4. Sanford B. Cohen	5. Steven C. Jacobs

☐ FOR all nominees listed above (except as specified below)		☐ WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for any indicated nominee(s), write the number(s) in the box provided to the right: ☐ ☐ ☐ ☐ ☐

2.	AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION:

To approve the proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 100,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	ADOPTION OF THE COMPANY’S 2006 INCENTIVE COMPENSATION PLAN:

To approve the proposal to adopt the Company’s 2006 Incentive Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	RATIFICATION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS:

To approve the proposal to ratify Moore Stephens Lovelace, P.A. as the Company’s independent public accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	OTHER BUSINESS:

To act upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Check appropriate box and indicate changes below:

☐ Address Change? ☐ Name Change?

SIGNATURE(S)
(Please sign exactly as your name appears on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or partner, please give full title as such. If a corporation, please sign in full corporate name by president or by other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Date:
Number of Shares: